Exhibit 32.1

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Edd Helms Group, Inc. (the "Company") on Form 10-KSB for the year ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Edd Helms, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 29th day of August 2003.

/s/W. Edd Helms, Jr.
------------------------------------------
W. Edd Helms, Jr., Chief Financial Officer